FIRST TRUST RUSSELL CONSUMER DISCRETIONARY ALPHADEX FUND
               FIRST TRUST RUSSELL CONSUMER STAPLES ALPHADEX FUND
                    FIRST TRUST RUSSELL ENERGY ALPHADEX FUND
                   FIRST TRUST RUSSELL FINANCIAL ALPHADEX FUND
                  FIRST TRUST RUSSELL HEALTH CARE ALPHADEX FUND
                  FIRST TRUST RUSSELL INDUSTRIALS ALPHADEX FUND
                   FIRST TRUST RUSSELL MATERIALS ALPHADEX FUND
                  FIRST TRUST RUSSELL TECHNOLOGY ALPHADEX FUND
                   FIRST TRUST RUSSELL UTILITIES ALPHADEX FUND


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 26th day of July, 2006.


                                 /s/ James A. Bowen
                                 -----------------------------------
                                 James A. Bowen



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF DUPAGE                 )


         On this 26th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


"OFFICIAL SEAL"



________________________________            Erin E. Chapman
                                            -----------------
Notary Public, State of Illinois            Notary Public

My Commission Expires:  10/13/08

            FIRST TRUST RUSSELL CONSUMER DISCRETIONARY ALPHADEX FUND
               FIRST TRUST RUSSELL CONSUMER STAPLES ALPHADEX FUND
                    FIRST TRUST RUSSELL ENERGY ALPHADEX FUND
                   FIRST TRUST RUSSELL FINANCIAL ALPHADEX FUND
                  FIRST TRUST RUSSELL HEALTH CARE ALPHADEX FUND
                  FIRST TRUST RUSSELL INDUSTRIALS ALPHADEX FUND
                   FIRST TRUST RUSSELL MATERIALS ALPHADEX FUND
                  FIRST TRUST RUSSELL TECHNOLOGY ALPHADEX FUND
                   FIRST TRUST RUSSELL UTILITIES ALPHADEX FUND


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 26th day of July, 2006.


                               /s/ Richard E. Erickson
                               ------------------------------------
                               Richard E. Erickson



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )


         On this 26th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


"OFFICIAL SEAL"



________________________________            Erica R. Navarro
                                            -----------------
Notary Public, State of Illinois            Notary Public

My Commission Expires:  10/16/07

            FIRST TRUST RUSSELL CONSUMER DISCRETIONARY ALPHADEX FUND
               FIRST TRUST RUSSELL CONSUMER STAPLES ALPHADEX FUND
                    FIRST TRUST RUSSELL ENERGY ALPHADEX FUND
                   FIRST TRUST RUSSELL FINANCIAL ALPHADEX FUND
                  FIRST TRUST RUSSELL HEALTH CARE ALPHADEX FUND
                  FIRST TRUST RUSSELL INDUSTRIALS ALPHADEX FUND
                   FIRST TRUST RUSSELL MATERIALS ALPHADEX FUND
                  FIRST TRUST RUSSELL TECHNOLOGY ALPHADEX FUND
                   FIRST TRUST RUSSELL UTILITIES ALPHADEX FUND


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 26th day of July, 2006.


                                 /s/ Niel B. Nielson
                                 ---------------------------------------
                                 Niel B. Nielson



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )


         On this 26th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


"OFFICIAL SEAL"



________________________________            Erica R. Navarro
                                            -----------------
Notary Public, State of Illinois            Notary Public

My Commission Expires:  10/16/07

            FIRST TRUST RUSSELL CONSUMER DISCRETIONARY ALPHADEX FUND
               FIRST TRUST RUSSELL CONSUMER STAPLES ALPHADEX FUND
                    FIRST TRUST RUSSELL ENERGY ALPHADEX FUND
                   FIRST TRUST RUSSELL FINANCIAL ALPHADEX FUND
                  FIRST TRUST RUSSELL HEALTH CARE ALPHADEX FUND
                  FIRST TRUST RUSSELL INDUSTRIALS ALPHADEX FUND
                   FIRST TRUST RUSSELL MATERIALS ALPHADEX FUND
                  FIRST TRUST RUSSELL TECHNOLOGY ALPHADEX FUND
                   FIRST TRUST RUSSELL UTILITIES ALPHADEX FUND


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 26th day of July, 2006.


                                /s/ Thomas R. Kadlec
                                -------------------------------------
                                Thomas R. Kadlec



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )


         On this 26th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


"OFFICIAL SEAL"



________________________________            Erica R. Navarro
                                            -----------------
Notary Public, State of Illinois            Notary Public

My Commission Expires:  10/16/07

            FIRST TRUST RUSSELL CONSUMER DISCRETIONARY ALPHADEX FUND
               FIRST TRUST RUSSELL CONSUMER STAPLES ALPHADEX FUND
                    FIRST TRUST RUSSELL ENERGY ALPHADEX FUND
                   FIRST TRUST RUSSELL FINANCIAL ALPHADEX FUND
                  FIRST TRUST RUSSELL HEALTH CARE ALPHADEX FUND
                  FIRST TRUST RUSSELL INDUSTRIALS ALPHADEX FUND
                   FIRST TRUST RUSSELL MATERIALS ALPHADEX FUND
                  FIRST TRUST RUSSELL TECHNOLOGY ALPHADEX FUND
                   FIRST TRUST RUSSELL UTILITIES ALPHADEX FUND


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced organizations, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 26th day of July, 2006.


                                 /s/ Robert F. Keith
                                 -------------------------------------
                                 Robert F. Keith



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )


         On this 26th day of July, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


"OFFICIAL SEAL"



________________________________            Erica R. Navarro
                                            -----------------
Notary Public, State of Illinois            Notary Public

My Commission Expires:  10/16/07